                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 September 4, 2003
                                 ---------------


                             FMC TECHNOLOGIES, INC.
    -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     1-16489                  36-4412642
    ----------------------       ----------------------   ----------------------
 (State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


                200 East Randolph Drive, Chicago, Illinois 60601
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (312) 861-6000
                         ------------------------------
                         Registrant's telephone number,
                               including area code

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     Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is furnished as part of this report:

          99.1 Slides for FMC Technologies, Inc. Presentation at Lehman Brothers CEO Energy/Power Conference on September 4, 2003.


     Item 9. Regulation FD Disclosure.

     See Item 12. Results of Operations and Financial Condition.


     Item 12. Results of Operations and Financial Condition.

     Representatives from FMC Technologies, Inc. will make a presentation at the Lehman Brothers CEO Energy/Power Conference in New York, New York on September 4, 2003. Presenters at this conference will include Joseph H. Netherland, Chairman, President and Chief Executive Officer, FMC Technologies, Inc. and William H. Schumann, III, Senior Vice President, Chief Financial Officer and Treasurer, FMC Technologies, Inc. Slides containing information to be presented at the meeting are attached hereto as an exhibit to this report and are incorporated herein in their entirety by this reference. These slides may also be accessed at the company's website (www.fmctechnologies.com). Certain information depicted on Slide No. 6 "Revenue Growth Drivers" may be deemed to provide supplemental information concerning the financial results of a completed fiscal period of FMC Technologies, Inc. The above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed "filed" for purposes of
     Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. The posting and furnishing of this information is not intended to, and does not, constitute a determination by FMC Technologies, Inc. that the information is material or that investors should consider this information before deciding to buy or sell FMC Technologies, Inc. securities.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 FMC TECHNOLOGIES, INC.


                                                By  /s/ William H. Schumann, III
                                                    ----------------------------
                                                    William H. Schumann, III
                                                    Senior Vice President,
                                                    Chief Financial Officer and
                                                    Treasurer


Date: September 3, 2003